                                                                 EXHIBIT 4(c)(i)


                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                        GENERAL MOTORS CAPITAL TRUST __

                     Dated as of                    , 1997

                               TABLE OF CONTENTS

                                                                                                     Page

ARTICLE 1  INTERPRETATION AND DEFINITIONS
    SECTION       1.1         Definitions...........................................................  2

ARTICLE 2  TRUST INDENTURE ACT
    SECTION       2.1         Trust Indenture Act; Application......................................  7
    SECTION       2.2         Lists of Holders of Series __ Securities..............................  7
    SECTION       2.3         Reports by the Institutional Trustee..................................  7
    SECTION       2.4         Periodic Reports to the Institutional Trustee.........................  8
    SECTION       2.5         Evidence of Compliance with Conditions Precedent......................  8
    SECTION       2.6         Events of Default; Waiver.............................................  8
    SECTION       2.7         Event of Default; Notice.............................................. 10

ARTICLE 3  ORGANIZATION
    SECTION       3.1         Name.................................................................. 10
    SECTION       3.2         Office................................................................ 10
    SECTION       3.3         Purpose............................................................... 11
    SECTION       3.4         Authority............................................................. 11
    SECTION       3.5         Title to Property of the Series __ Trust.............................. 11
    SECTION       3.6         Powers and Duties of the Regular Trustees............................. 11
    SECTION       3.7         Prohibition of Actions by the Series __ Trust and the Trustees........ 14
    SECTION       3.8         Powers and Duties of the Institutional Trustee........................ 14
    SECTION       3.9         Certain Duties and Responsibilities of the Institutional Trustee...... 17
    SECTION       3.10        Certain Rights of the Institutional Trustee........................... 18
    SECTION       3.11        Delaware Trustee...................................................... 20
    SECTION       3.12        Execution of Documents................................................ 20
    SECTION       3.13        Not Responsible for Recitals or Issuance of Series __ Securities...... 20
    SECTION       3.14        Duration of Series __ Trust........................................... 20
    SECTION       3.15        Mergers............................................................... 20

ARTICLE 4  SPONSOR
    SECTION       4.1         Sponsor's Purchase of Series __ Common Securities..................... 22
    SECTION       4.2         Responsibilities of the Sponsor....................................... 22
    SECTION       4.3         Right to Proceed...................................................... 22
    SECTION       4.4         Expenses.............................................................. 22

ARTICLE 5  TRUSTEES
    SECTION       5.1         Number of Trustees.................................................... 23
    SECTION       5.2         Delaware Trustee...................................................... 24
    SECTION       5.3         Institutional Trustee; Eligibility.................................... 24
    SECTION       5.4         Certain Qualifications of the Regular Trustees and Delaware
                              Trustee Generally..................................................... 25
    SECTION       5.5         Regular Trustees...................................................... 25
    SECTION       5.6         Appointment, Removal and Resignation of Trustees...................... 25
    SECTION       5.7         Vacancies among Trustees.............................................. 26
    SECTION       5.8         Effect of Vacancies................................................... 27
    SECTION       5.9         Meetings.............................................................. 27
    SECTION       5.10        Delegation of Power................................................... 27
    SECTION       5.11        Merger, Conversion, Consolidation or Succession to Business........... 27



ARTICLE 6   DISTRIBUTIONS
    SECTION       6.1           Distributions.................................................. 28

ARTICLE 7   ISSUANCE OF SECURITIES
    SECTION       7.1           General Provisions Regarding Series __ Securities.............. 28

ARTICLE 8   DISSOLUTION OF TRUST
    SECTION       8.1           Dissolution of Series __ Trust................................. 29

ARTICLE 9   TRANSFER OF INTERESTS
    SECTION       9.1           Transfer of Series __ Securities............................... 30
    SECTION       9.2           Transfer of Certificates....................................... 30
    SECTION       9.3           Deemed Security Holders........................................ 31
    SECTION       9.4           Book-Entry Interests........................................... 32
    SECTION       9.5           Notices to Depository Institution.............................. 33
    SECTION       9.6           Appointment of Successor Depository Institution................ 33
    SECTION       9.7           Definitive Series __ Preferred Security Certificates........... 33
    SECTION       9.8           Mutilated, Destroyed, Lost or Stolen Certificates.............. 34

ARTICLE 10   LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS
    SECTION       10.1          Liability...................................................... 34
    SECTION       10.2          Exculpation.................................................... 34
    SECTION       10.3          Fiduciary Duty................................................. 35
    SECTION       10.4          Indemnification................................................ 36
    SECTION       10.5          Outside Businesses............................................. 38

ARTICLE 11   ACCOUNTING
    SECTION       11.1          Fiscal Year.................................................... 38
    SECTION       11.2          Certain Accounting Matters..................................... 39
    SECTION       11.3          Banking........................................................ 39
    SECTION       11.4          Withholding.................................................... 39

ARTICLE 12   AMENDMENTS AND MEETINGS
    SECTION       12.1         Amendments...................................................... 40
    SECTION       12.2         Meetings of the Holders; Action by Written Consent.............. 41

ARTICLE 13   REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL TRUSTEE AND
             DELAWARE TRUSTEE
    SECTION       13.1          Representations and Warranties of Institutional Trustee........ 43
    SECTION       13.2          Representations and Warranties of Delaware Trustee............. 43

ARTICLE 14   MISCELLANEOUS .................................................................... 44
    SECTION       14.1          Notices........................................................ 44
    SECTION       14.2          Governing Law.................................................. 45
    SECTION       14.3          Intention of the Parties....................................... 45
    SECTION       14.4          Headings....................................................... 45
    SECTION       14.5          Successors and Assigns......................................... 45
    SECTION       14.6          Partial Enforceability......................................... 45
    SECTION       14.7          Counterparts................................................... 45



                              ANNEXES AND EXHIBITS

ANNEX 1 Terms of ___% Trust Originated Preferred Securities, Series __, and __% Trust Originated Common Securities, Series __

EXHIBIT A-1  Form of Preferred Security Certificate

EXHIBIT A-2  Form of Common Security Certificate

                             CROSS-REFERENCE TABLE*

Section of
Trust Indenture Act                                                     Section of
of 1939, as amended                                                     Declaration
      310(a)                                                              5.3(a)
      310(b)                                                              5.3(c)
      310(c)                                                        Inapplicable
      311(a) and (b)                                                      5.3(c)
      311(c)                                                        Inapplicable
      312(a)                                                              2.2(a)
      312(b)                                                              2.2(b)
      313                                                                    2.3
      314(a)                                                                 2.4
      314(b)                                                        Inapplicable
      314(c)                                                                 2.5
      314(d)                                                        Inapplicable
      314(e)                                                             3.10(a)
      314(f)                                                        Inapplicable
      315(a)                                                              3.9(b)
      315(b)                                                              2.7(a)
      315(c)                                                              3.9(a)
      315(d)                                                              3.9(a)
      316(a) and (b)                          2.6 and Annex I (Sections 5 and 6)
      316(c)                                                              3.6(e)
      317(a)                                                              3.8(c)
      317(b)                                                              3.8(h)



* This Cross-Reference Table does not constitute part of the Declaration as executed and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                        GENERAL MOTORS  CAPITAL TRUST __

                               ________ __, 1997


     THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Series __ Declaration") is dated and effective as of ________ __, 1997, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial ownership interests in the Series __ Trust to be issued pursuant to this Series __ Declaration.

     WHEREAS, the Trustees and the Sponsor established General Motors Capital Trust __ (the "Series __ Trust"), a statutory business trust under the Business Trust Act (as defined herein), pursuant to a Declaration of Trust dated April 11, 1997 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on April 11, 1997 (the "Certificate of Trust"); and

     WHEREAS, the Sponsor and the Series __ Trust have made an offer to exchange (the "Series __ Offer") ___% Trust Originated Preferred Securities(SM) ("TOPrS(SM)"), Series __, representing undivided preferred beneficial ownership interests in the assets of the Series __ Trust (the "Series __ Preferred Securities"), for up to ________ of the Sponsor's outstanding depositary shares (the "Series __ __% Depositary Shares"), each representing one-fourth of a share of Series __ __% Preference Stock, $0.10 par value per share, of the Sponsor (the "Series __ __% Preference Stock") not owned by the Sponsor; and

     WHEREAS, concurrently with the issuance of the Series __ Preferred Securities in exchange for Series __ __% Depositary Shares validly tendered in the Series __ Offer, (a) the Series __ Trust will issue and sell to the Sponsor Series __ Trust Originated Common Securities representing undivided common beneficial ownership interests in the assets of the Series __ Trust (the "Series __ Common Securities" and, together with the "Series __ Preferred Securities," the "Series __ Securities") in an aggregate liquidation amount equal to at least 3% of the total capital of the Series __ Trust and (b) the Sponsor will deposit into the Series __ Trust as trust assets its ___% Junior Subordinated Deferrable Interest Debentures, Series ___, due 2012 (the "Series
__ Debentures"), having an aggregate principal amount equal to the aggregate stated liquidation amount of the Series __ Securities so issued; and

     WHEREAS, the Series __ Trust has been established for the principal purposes of issuing the Series __ Securities and purchasing the Series __ Debentures from the Series __ Debenture Issuer (as defined herein); and

     WHEREAS, as of the date hereof, no Series __ Securities have been issued;
and

     WHEREAS, all of the Trustees and the Sponsor, by this Series __ Declaration, hereby amend and restate each and every term and provision of the Original Declaration.

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Series __ Trust as a business trust under the Business Trust Act and that this Series __ Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Series __ Trust will be held in trust for the benefit of the Holders, subject to the provisions of this Series __ Declaration.


_______________

(SM) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

                                   ARTICLE 1
                         INTERPRETATION AND DEFINITIONS


 SECTION  1.1  Definitions.

     Unless the context otherwise requires:


          (a) capitalized terms used in this Series __ Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

          (b) a term defined anywhere in this Series __ Declaration has the same meaning throughout;

          (c)  all references to "the Series __ Declaration" or
               "this Series __ Declaration" are to this Series __ Declaration as modified, supplemented or amended from time to time;

          (d) all references in this Series __ Declaration to Articles, Sections, Annexes and Exhibits are to Articles and Sections of, and Annexes and Exhibits to, this Series __ Declaration;

          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Series __ Declaration unless otherwise defined in this Series __ Declaration or unless the context otherwise requires; and

          (f) a reference to the singular includes the plural and vice versa.

     "Additional Interest" has the meaning set forth in Section 2(d) of Annex
I.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Agent" means any Paying Agent.

     "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

     "Book Entry Interest" means a beneficial ownership interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depository Institution as described in Section 9.4.

     "Business Day" means any day other than a day on which Federal or State banking institutions in New York, New York or Wilmington, Delaware are authorized or obligated by law, executive order or regulation to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Certificate" means a Series __ Common Security Certificate or a Series __ Preferred Security Certificate.

     "Closing Date" means the "Exchange Date" as defined in the Dealer Manager Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the Securities and Exchange Commission.

     "Compound Interest" has the meaning set forth in Section 2(a) of Annex I.

     "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

     "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Series __ Trust or (ii) the Series __ Trust's Affiliates; and (b) any Holder of Series __ Securities.

     "Coupon Rate" has the meaning set forth in Section 2(a) of Annex I.

     "Creditor" has the meaning set forth in Section 4.4(d).

     "Dealer Manager Agreement" means the Dealer Manager Agreement between the Series __ Debenture Issuer, the Series __ Trust and the dealer managers and other parties named thereunder.

     "Debt Trustee" means Wilmington Trust Company, a Delaware banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Definitive Series __ Preferred Security Certificates" has the meaning set forth in Section 9.4.

     "Delaware Trustee" has the meaning set forth in Section 5.1.

     "Depository Institution" shall mean DTC, PDTC, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Series __ Debenture Issuer pursuant to either Section 2.03 or 2.11 of the Indenture.

     "Depository Institution Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository Institution effects book-entry transfers and pledges of securities deposited with the Depository Institution.

     "Direct Action" has the meaning set forth in Section 3.8(e).

     "Distribution" means a distribution payable to Holders in accordance with
Section 6.1.

     "Distribution Payment Date" has the meaning set forth in Section 2(b) of Annex I.

     "DTC" means The Depository Trust Company, the initial Depository
Institution.

     "Event of Default" in respect of the Series __ Securities means an Event of Default under the Indenture which has occurred and is continuing in respect of the Series __ Debentures.

     "Exchange" means the exchange of the Series __ __% Depositary Shares for the Series __ Preferred Securities pursuant to the Series __ Offer.

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Fiduciary Indemnified Person" has the meaning set forth in Section
10.4(b).

     "Global Certificate" has the meaning set forth in Section 9.4.

     "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Sponsor Indemnified Person or a Fiduciary Indemnified Person.

     "Indenture" means the Indenture dated as of the date hereof, between the Series __ Debenture Issuer and the Debt Trustee, and any indenture supplemental thereto pursuant to which the Series __ Debentures are to be issued, as amended.

     "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

     "Institutional Trustee Account" has the meaning set forth in Section
3.8(c).

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Legal Action" has the meaning set forth in Section 3.6(g).

     "Liquidation" has the meaning set forth in Section 3 of Annex I.

     "Liquidation Distribution" has the meaning set forth in Section 3 of Annex
I.

     "List of Holders" has the meaning set forth in Section 2.2(a).

     "Majority in liquidation amount of the Series __ Securities" means, except as provided in the terms of the Series __ Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Series
__ Securities voting together as a single class or, as the context may require, Holders of outstanding Series __ Preferred Securities or Holders of outstanding Series __ Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Series __ Securities of the relevant class.

     "NYSE" means the New York Stock Exchange, Inc.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Series __ Declaration shall include:

     (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

     (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Paying Agent" has the meaning set forth in Section 3.8(h).

     "Payment Amount" has the meaning set forth in Section 6.1.

     "PDTC" means The Philadelphia Depository Trust Company.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Pre-Issuance Interest" has the meaning set forth in Section 2(a) of Annex
I.

     "Pro Rata" has the meaning set forth in Section 8 of Annex I.

     "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "Redemption/Distribution Notice" has the meaning set forth in Section 4(g) of Annex I.

     "Regular Trustee" has the meaning set forth in Section 5.1.

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Resignation Request" has the meaning set forth in Section 5.6(c).

     "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Series __ Common Securities" has the meaning set forth in Section 7.1(a).

     "Series __ Common Securities Guarantee" means the guarantee agreement to be dated as of the date hereof of the Sponsor in respect of the Series __ Common Securities, as amended.

     "Series __ Common Security Certificate" means a definitive certificate in fully registered form representing a Series __ Common Security substantially in the form of Exhibit A-2.

     "Series __ Debenture Issuer" means General Motors Corporation, a Delaware corporation, in its capacity as issuer of the Series __ Debentures under the Indenture.

     "Series __ Extension Period" has the meaning set forth in Section 2(b) of Annex I.

     "Series __ Preferred Guarantee Trustee" means Wilmington Trust Company, a national banking association, as trustee under the Series __ Preferred Securities Guarantee until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Series __ Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depository Institution, or on the books of a Person maintaining an account with such Depository Institution (directly as a Depository Institution Participant or as an indirect participant, in each case in accordance with the rules of such Depository Institution).

     "Series __ Preferred Security Certificate" means a certificate representing a Series __ Preferred Security substantially in the form of Exhibit A-1.

     "Series __ Preferred Securities Guarantee" means the guarantee agreement to be dated as of the date hereof, of the Sponsor in respect of the Series __ Preferred Securities, as amended.

     "Series __ Redemption Price" has the meaning set forth in Section 4(c) of Annex I.

     "Series __ Securities" means the Series __ Common Securities and the Series __ Preferred Securities.

     "Series __ Securities Guarantees" means the Series __ Common Securities Guarantee and the Series __ Preferred Securities Guarantee.

     "Series __ Stated Maturity" has the meaning set forth in Section 4(a) of Annex I.

     "Sponsor" means General Motors Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Series __ Trust.

     "Sponsor Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Series __ Trust or its Affiliates.

     "Successor Delaware Trustee" has the meaning set forth in Section
5.6(b)(ii).

     "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

     "Successor Institutional Trustee" has the meaning set forth in Section 5.6(b)(i).

     "Successor Series __ Securities" has the meaning set forth in Section 3.15(b)(i).

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

     "Tax Event" has the meaning set forth in Section 4(c) of Annex I.

     "10% in liquidation amount of the Series __ Securities" means, except as provided in the terms of the Series __ Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Series __ Securities voting together as a single class or, as the context may require, Holders of outstanding Series __ Preferred Securities or Holders of outstanding Series __ Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Series __ Securities of the relevant class.

     "Transfer Agent" has the meaning set forth in Section 9.2(e).

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "Trustee" or "Trustees" means each Person who has signed this Series __ Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                   ARTICLE 2
                              TRUST INDENTURE ACT

SECTION   2.1  Trust Indenture Act; Application.

          (a) This Series __ Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Series __ Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Institutional Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

          (c) If, and to the extent that, any provision of this Series __ Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, the duties imposed by the Trust Indenture Act shall control.

          (d) The application of the Trust Indenture Act to this Series __ Declaration shall not affect the nature of the Series
               __ Securities as equity securities representing undivided beneficial ownership interests in the assets of the Series __ Trust.

SECTION   2.2 Lists of Holders of Series __ Securities.

          (a) Each of the Sponsor and the Regular Trustees on behalf of the Series __ Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Series __ Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Series
               __ Trust, and (ii) at any other time, within 30 days of receipt by the Series __ Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION   2.3  Reports by the Institutional Trustee.

     Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Series __ Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION   2.4  Periodic Reports to the Institutional Trustee.

     Each of the Sponsor and the Regular Trustees on behalf of the Series __ Trust shall provide to the Institutional Trustee, the Holders and the Securities and Exchange Commission such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each fiscal year).

SECTION   2.5  Evidence of Compliance with Conditions Precedent.

     Each of the Sponsor and the Regular Trustees on behalf of the Series __ Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Series __ Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION   2.6  Events of Default; Waiver.

          (a) Subject to Section 2.6(c), the Holders of a Majority in liquidation amount of Series __ Preferred Securities may, by vote, on behalf of the Holders of all of the Series __ Preferred Securities, waive any past Event of Default in respect of the Series __ Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

               (i)  is not waivable under the Indenture,
                    the Event of Default under the Series __ Declaration shall also not be waivable; or

              (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Series __
                    Debentures (a "Super Majority") to be waived under the Indenture, then the Event of Default under the Series
                    __ Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Series __ Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Series __ Debentures outstanding; or

              (iii) requires the consent or vote of each Holder of Series __
                    Debentures to be waived under the Indenture, then the Event of Default under the Series __ Declaration may only be waived by each Holder of Series __ Preferred Securities.

     The foregoing provisions of this Section 2.6(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Series __ Declaration and the Series __ Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Series __ Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Series __ Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Series __ Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Series
__ Preferred Securities of an Event of Default with respect to the Series __ Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Series __ Common Securities of any such Event of Default with respect to the Series __ Common Securities for all purposes of this Series __ Declaration without any further act, vote, or consent of the Holders of the Series __ Common Securities.

          (b) Subject to Section 2.6(c), the Holders of a Majority in liquidation amount of the Series __ Common Securities may, by vote, on behalf of the Holders of all of the Series __ Common Securities, waive any past Event of Default with respect to the Series __ Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i)  is not waivable under the Indenture,
                       except where the Holders of the Series __ Common Securities are deemed to have waived such Event of Default under the Series __ Declaration as provided below in this Section 2.6(b), then the Event of Default under the Series __ Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of (A) a
                       Super Majority to be waived, then the Event of Default under the Series __ Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Series __ Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Series __ Debentures outstanding or (B) each holder of Series __ Debentures to be waived, then the Event of Default under the Series
                       __ Declaration may only be waived by each Holder of Series __ Common Securities, except where the Holders of the Series __ Common Securities are deemed to have waived such Event of Default under the Series __ Declaration as provided below in this Section 2.6(b); provided further, each Holder of Series __ Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Series __ Common Securities and its consequences until all Events of Default with respect to the Series __ Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Series __ Preferred Securities and only the Holders of the Series __ Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Series __ Securities set forth in Annex I hereto. If any Event of Default with respect to the Series __ Preferred Securities is waived by the Holders of Series
                       __ Preferred Securities as provided in this Series __ Declaration, the Holders of Series __ Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Series __ Common Securities for all purposes under this Series __ Declaration without any further act, vote or consent of the Holders of the Series __ Common Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Series __ Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Series __ Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Series __ Common Securities or impair any right consequent thereon. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Series __ Declaration and the Series __ Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Series __ Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Series __ Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Series __ Common Securities or impair any right consequent thereon.

          (c) The right of any Holder to receive payment of Distributions in accordance with this Series __ Declaration and the terms of the Series __ Securities set forth in Annex I on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of each such Holder.

          (d) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the written direction of the Holders of the Series __ Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Series
               __ Declaration. The foregoing provisions of this Section 2.6(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Series __ Declaration and the Series __ Securities, as permitted by the Trust Indenture Act.

SECTION   2.7  Event of Default; Notice.

          (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders, notice of all defaults with respect to the Series __ Securities actually known to a Responsible Officer, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of, premium, if any, or interest on any of the Series __ Debentures or in the payment of any sinking fund installment established for the Series __ Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders; and provided further, that in the case of any default of the character specified in Section 5.01(c) of the Indenture, no such notice to Holders shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

          (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

               (i) default under Sections 5.01(a), (b), and (f) of the Indenture; or

               (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Series __ Declaration shall have actual knowledge.

                                   ARTICLE 3
                                  ORGANIZATION

SECTION   3.1  Name.

     The Series __ Trust continued by this Series __ Declaration is named "General Motors Capital Trust __," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders. The Series __ Trust's activities may be conducted under the name of the Series __ Trust or any other name deemed advisable by the Regular Trustees.

SECTION   3.2  Office.

     The address of the principal office of the Series __ Trust is c/o General Motors Corporation, 100 Renaissance Center, Detroit, Michigan 48243-7301. Upon ten (10) Business Days' written notice to the Holders of Series __ Securities, the Regular Trustees may designate another principal office.

SECTION   3.3 Purpose.

     The exclusive purposes and functions of the Series __ Trust are (i) to issue (a) its Series __ Preferred Securities in exchange for Series __ __% Depositary Shares validly tendered in the Series __ Offer and deliver such Series __ __% Depositary Shares to the Series __ Debenture Issuer in consideration of the deposit by the Series __ Debenture Issuer in the Series __ Trust as trust assets of Series __ Debentures having an aggregate stated principal amount equal to the aggregate stated liquidation amount of the Series __ __% Depositary Shares so delivered and (b) its Series __ Common Securities to the Sponsor in exchange for cash and invest the proceeds thereof in an equal aggregate principal amount of Series __ Debentures, (ii) to enter into such agreements and arrangements as may be necessary in connection with the Series
__ Offer and to take all actions, and exercise such discretion, as may be necessary or desirable in connection with the Series __ Offer and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection with the Series __ Offer and the issuance of the Series
__ Preferred Securities, and (iii) except as otherwise limited herein, to engage in those other activities necessary or incidental thereto. As more specifically provided in Section 3.7, the Series __ Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Series __ Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION   3.4 Authority.

     Subject to the limitations provided in this Series __ Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Series
__ Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Series __ Trust and any action taken by the Institutional Trustee on behalf of the Series __ Trust in accordance with its powers shall constitute the act of and serve to bind the Series __ Trust. In dealing with the Trustees acting on behalf of the Series __ Trust, no person shall be required to inquire into the authority of the Trustees to bind the Series __ Trust. Persons dealing with the Series __ Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Series __ Declaration.

SECTION   3.5 Title to Property of the Series __ Trust.

     Except as provided in Section 3.8 with respect to the Series __ Debentures and the Institutional Trustee Account or as otherwise provided in this Series
__ Declaration, legal title to all assets of the Series __ Trust shall be vested in the Series __ Trust. The Holders shall not have legal title to any part of the assets of the Series __ Trust, but shall have an undivided beneficial interest in the assets of the Series __ Trust.

SECTION   3.6 Powers and Duties of the Regular Trustees.

     The Regular Trustees shall have the exclusive power, duty and authority to cause the Series __ Trust to engage in the following activities:

          (a) to issue the Series __ Securities in accordance with this Series __ Declaration in connection with the exchange of the Series __ Preferred Securities and the sale of the Series __ Common Securities; provided, however, that the Series __ Trust may issue no more than one series of Series __ Preferred Securities and no more than one series of Series __ Common Securities; and, provided further, that there shall be no interests in the Series __ Trust other than the Series __ Securities, and the issuance of Series __ Securities shall be limited to a one-time simultaneous issuance of both Series __ Preferred Securities and Series __ Common Securities on the Closing Date;

          (b) in connection with the issue and exchange of the Series __ Preferred Securities, at the direction of the Sponsor, to:

                   (i) execute and file with the Commission one or more registration statements on Form S-4 prepared by the Sponsor, including any and all amendments thereto, pertaining to the Series __ Preferred Securities;

                   (ii)    execute and file any documents prepared
                           by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Series __ Preferred Securities in any State in which the Sponsor has determined to qualify or register such Series __ Preferred Securities for exchange;

                   (iii) execute and file an application, prepared by the Sponsor, to the NYSE, Inc. or any other national stock exchange or the NASDAQ Stock Market's National Market for listing or quotation upon notice of issuance of any Series __ Preferred Securities;

                   (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Series __ Preferred Securities under Section 12(b) of the Exchange Act;

                   (v)     prepare, execute and file with the
                           Commission an Issuer Tender Offer statement on
                           Schedule 13E-3 or Schedule 13E-4, as necessary, or any other appropriate document or schedule, and any amendment thereto;

                   (vi)    execute and enter into the Dealer
                           Manager Agreement providing for the exchange of the Series __ Preferred Securities;

                   (vii)   execute and enter into one or more
                           exchange agent agreements, information agent agreements or other agreements as may be required in connection with the Series __ Offer; and

                   (viii) execute and deliver letters, documents or instruments with DTC and PDTC.

            (c) to acquire the Series __ Debentures in consideration of the transfer of the Series __ __% Depositary Shares received upon exchange of the Series __ Preferred Securities and the sale of the Series __ Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Series __ Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders;

            (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event;

            (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Series __ Securities as to such actions and applicable record dates;

            (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Series __ Securities set forth in Annex I hereto;

            (g)    to bring or defend, pay, collect, compromise,
                   arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Series __ Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the
                   exclusive    power to bring such Legal Action;

            (h)    to employ or otherwise engage employees and agents
                   (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

            (i) to cause the Series __ Trust to comply with the Series __ Trust's obligations under the Trust Indenture Act;

            (j)    to give the certificate required by Section
                   314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

            (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Series __ Trust;

            (l) to act as, or appoint another Person to act as, registrar, transfer agent and paying agent for the Series __ Securities;

            (m) to give prompt written notice to the Holders of any notice received from the Series __ Debenture Issuer of its election to defer payments of interest on the Series __ Debentures by extending the interest payment period under the Indenture;

            (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Series __ Trust in all matters necessary or incidental to the foregoing;

            (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Series __ Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Series __ Trust to effect the purposes for which the Series __ Trust was created;

            (p) to take any action, not inconsistent with this Series __ Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Series __ Trust as set out in this Section 3.6, including, but not limited to:

                   (i) causing the Series __ Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                   (ii) causing the Series __ Trust to be classified for United States federal income tax purposes as a grantor trust; and

                   (iii) cooperating with the Series __ Debenture Issuer to ensure that the Series __ Debentures will be treated as indebtedness of the Series __ Debenture Issuer for United States federal income tax purposes, provided that such actions do not adversely affect the interests of Holders; and

            (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Series __ Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Series __ Trust.

     The Regular Trustees shall exercise the powers set forth in this Section
3.6 in a manner that is consistent with the purposes and functions of the Series __ Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Series
__ Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

     Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Series __ Debenture Issuer.

SECTION 3.7 Prohibition of Actions by the Series __ Trust and the Trustees.

        (a) The Series __ Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Series __ Trust not to, engage in any activity other than in connection with the purpose of the Series __ Trust or other than as required or authorized by this Series __ Declaration. In particular, the Series __ Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Series __ Trust not to:

              (i)      invest any proceeds received by the Series __
                       Trust from holding the Series __ Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Series __ Declaration and of the Series __ Securities;

              (ii) acquire any assets other than as expressly provided herein;

              (iii) possess Series __ Trust property for other than a Series __ Trust purpose;

              (iv) make any investments, other than investments represented by the Series __ Debentures;


              (v) possess any power or otherwise act in such a way as to vary the Series __ Trust assets or the terms of the Series __ Securities in any way whatsoever;

              (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Series __ Trust other than the Series __ Securities;

              (vii)    incur any indebtedness for borrowed money; or

              (viii)   other than as provided in this Series __
                       Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debt Trustee with respect to the Series __ Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Series __ Debentures held in the Series __ Trust shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Series __ Debentures if such action would cause the Series __ Trust to be classified for United States federal income tax purposes as other than a grantor trust or would cause the Series __ Trust to be deemed an Investment Company required to be registered under the Investment Company Act.

SECTION 3.8   Powers and Duties of the Institutional Trustee.

        (a) The legal title to the Series __ Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders. The right, title and interest of the Institutional Trustee to the Series __ Debentures shall vest automatically in each

              Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Series __ Debentures have been executed and delivered.

        (b) The Institutional Trustee shall not transfer its right, title and interest in the Series __ Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

        (c)   The Institutional Trustee shall:

              (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Series __ Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Series __ Declaration;

              (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Series __ Securities to the extent the Series __ Debentures are redeemed or mature; and

              (iii) upon written notice of distribution issued by the
                    Regular Trustees in accordance with the terms of the Series
                    __ Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Series __ Debentures to Holders in accordance with the provisions of the Indenture.

        (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Series __ Securities.

        (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with (i) an Event of Default of which a Responsible Officer has actual knowledge or (ii) the Institutional Trustee's duties and obligations under this Series
              __ Declaration or the Trust Indenture Act. If the Institutional Trustee fails to enforce its rights under the Series __ Debentures after a Holder of Series __ Preferred Securities has made a written request, such Holder may institute a legal proceeding against the Series __ Debenture Issuer to enforce the Institutional Trustee's rights under the Series __ Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Series __ Debenture Issuer to pay interest or principal on the Series __ Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Series __ Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of, or interest on, the Series __ Debentures having a principal amount equal to the aggregate liquidation amount of the Series __ Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Series __ Debentures. Notwithstanding any payments made to such Holder of Series __ Preferred Securities by the Series __ Debenture Issuer in connection with a Direct Action, the Series __ Debenture Issuer shall remain obligated to pay the principal of or interest on the Series __ Debentures held by the Series __ Trust or the Institutional Trustee of the Series __ Trust, and the Series __ Debenture Issuer shall be subrogated to the rights of the Holder of such Series __

              Preferred Securities with respect to payments on the Series __ Preferred Securities. Except as provided in the preceding sentences and in the Series __ Preferred Securities Guarantee, the Holders of Series __ Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Series __ Debentures.

        (f) The Institutional Trustee shall not resign as a Trustee unless either:

              (i) the Series __ Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Series __ Securities; or

              (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

        (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Series __ Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders, enforce its rights as holder of the Series __ Debentures subject to the rights of the Holders pursuant to the terms of such Series __ Securities.

        (h)    The Institutional Trustee may authorize one or more
               Persons acceptable to the Series __ Trust (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Series __ Trust with respect to the Series __ Securities and any such Paying Agent shall comply with
               Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee, in each case without prior notice to the Holders. The Paying Agent may perform such functions whenever the Institutional Trustee may do so. Each reference in this Series __ Declaration to payment to the Holders by the Institutional Trustee includes such payment by a Paying Agent. A Paying Agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and itself may be the Series __ Trust, an Affiliate of the Series __ Trust or a Related Party of the Sponsor. The Institutional Trustee hereby appoints The First National Bank of Boston to initially act as Paying Agent for the Series __ Securities.

        (i) The Institutional Trustee shall give prompt written notice to the Holders of the Series __ Securities of any notice received by it from the Series __ Debenture Issuer of the Series
               __ Debenture Issuer's election to defer payments of interest on the Series __ Debentures by extending the interest payment period with respect thereto.

        (j) The Institutional Trustee shall notify all Holders of the Series __ Preferred Securities of any notice of default received from the Debt Trustee with respect to the Series __ Debentures. Such notice shall state that such event of default under the Indenture with respect to the Series __ Debentures also constitutes an Event of Default hereunder.

        (k) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

     The Institutional Trustee shall exercise the powers set forth in this
Section 3.8 and in Sections 3.9 and 3.10 in a manner that is consistent with the purposes and functions of the Series __ Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Series __ Trust set out in Section 3.3.

SECTION 3.9    Certain Duties and Responsibilities of the Institutional Trustee.

        (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Series __ Declaration and no implied covenants shall be read into this Series __ Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Series __ Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

        (b) No provision of this Series __ Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i)     prior to the occurrence of an Event of
                       Default and after the curing or waiving of all such Events of Default that may have occurred:

                       (A)   the duties and obligations of the
                             Institutional Trustee shall be determined solely by the express provisions of this Series __ Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Series __ Declaration, and no implied covenants or obligations shall be read into this Series __ Declaration against the Institutional Trustee; and

                       (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Series
                             __ Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Series __ Declaration;

               (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Series __ Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Series __ Declaration;

               (iv) no provision of this Series __ Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Series __ Declaration or adequate indemnity against such risk is not reasonably assured to it;


                 (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Series __ Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Series __ Declaration and the Trust Indenture Act;

                 (vi)    the Institutional Trustee shall have no
                         duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Series __ Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                 (vii)   the Institutional Trustee shall not be
                         liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to
                         Section 3.8(c)(i) and except to the extent otherwise required by law; and

                 (viii)  the Institutional Trustee shall not be
                         responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Series __ Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

SECTION   3.10   Certain Rights of the Institutional Trustee.

          (a)    Subject to the provisions of Section 3.9:

                 (i)     the Institutional Trustee may rely and
                         shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                 (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Series __ Declaration shall be sufficiently evidenced by an Officers' Certificate;

                 (iii)   whenever in the administration of this
                         Series __ Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                 (iv)    the Institutional Trustee shall have no
                         duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                 (v) the Institutional Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Series __ Declaration from any court of competent jurisdiction;

                 (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Series __ Declaration at the request, order or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Series __ Declaration;

                 (vii)   the Institutional Trustee shall not be
                         bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                 (viii)  the Institutional Trustee may execute
                         any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                 (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Series __ Trust and the Holders, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Series __ Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

                 (x)     whenever in the administration of this
                         Series __ Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Series __ Securities as would be entitled to direct the Institutional Trustee under the terms of the Series __ Securities in respect of such remedy, right or action,
                         (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions; and

                 (xi) except as otherwise expressly provided by this Series __ Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Series __ Declaration.

          (b) No provision of this Series __ Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

SECTION 3.11 Delaware Trustee.

     Notwithstanding any other provision of this Series __ Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Series __ Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions to act of the Series __ Trust or of the Regular Trustees except such acts as the Delaware Trustee is expressly obligated or authorized to undertake under this Series __ Declaration or the Business Trust Act and except for the negligence or willful misconduct of the Delaware Trustee.

SECTION 3.12 Execution of Documents.

     Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any one of the Regular Trustees is authorized to execute on behalf of the Series __ Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

SECTION  3.13 Not Responsible for Recitals or Issuance of Series __ Securities.

     The recitals contained in this Series __ Declaration and the Series __ Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Series __ Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Series __ Declaration or the Series __ Securities.

SECTION 3.14 Duration of Series __ Trust.

     The Series __ Trust, unless dissolved pursuant to the provisions of
Article 8 hereof, shall have existence until April 11, 2052.

SECTION 3.15 Mergers.

        (a) The Series __ Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

        (b) The Series __ Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders, the Institutional Trustee or the Delaware Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided that:

                 (i)     if the Series __ Trust is not the
                         survivor, such successor entity (the "Successor Entity") either:

                         (A) expressly assumes all of the obligations
                             of the Series __ Trust under the Series __
                             Securities; or

                         (B) substitutes for the Series __ Preferred
                             Securities other securities having substantially the same terms as the Series __ Preferred Securities (the "Successor Series __ Securities") so long as the Successor Series __ Securities rank the same as the Series __ Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                 (ii) the Series __ Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Series __ Debentures;

                 (iii)   the Series __ Preferred Securities or any
                         Successor Series __ Securities are listed, or any Successor Series __ Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Series __ Preferred Securities are then listed or quoted;

                 (iv) such merger, consolidation, amalgamation or replacement does not cause the Series __ Preferred Securities (including any Successor Series __ Securities) to be downgraded by any nationally recognized statistical rating organization;

                 (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Series __ Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

                 (vi)    such Successor Entity has a purpose
                         identical to that of the Series __ Trust;

                 (vii)   prior to such merger, consolidation,
                         amalgamation or replacement, the Series __ Debenture Issuer has received an opinion of a nationally recognized independent counsel to the Series __ Trust experienced in such matters to the effect that:

                         (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Series __ Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity); and

                         (B)   following such merger, consolidation,
                          amalgamation or replacement, neither the Series
                          __ Trust nor the Successor Entity will be required to register as an Investment Company; and

                         (C)   following such merger, consolidation,
                         amalgamation or replacement, the Series __ Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes; and

                 (viii)  the Sponsor guarantees the obligations
                         of such Successor Entity under the Successor Series __ Securities at least to the extent provided by the Series __ Preferred Securities Guarantee and the Series __ Common Securities Guarantee.

        (c)      Notwithstanding Section 3.15(b), the Series __
                 Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Series __ Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger or replacement would cause the Series __ Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE 4
                                    SPONSOR

SECTION 4.1 Sponsor's Purchase of Series __ Common Securities.

     On the Closing Date, the Sponsor will purchase all of the Series __ Common Securities issued by the Series __ Trust, in an amount at least equal to 3% of the total capital of the Series __ Trust, at the same time as the Series __ Preferred Securities are issued in exchange for Series __ __% Depositary Shares in the Series __ Offer.

SECTION 4.2 Responsibilities of the Sponsor.

     In connection with the issue and sale of the Series __ Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

        (a) to prepare for filing by the Series __ Trust with the Commission one or more registration statements on Form S-4 in relation to the Series __ Preferred Securities, including any amendments thereto;

        (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Series __ Preferred Securities and to do any and all such acts, other than actions which must be taken by the Series __ Trust, and advise the Series __ Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Series __ Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

        (c) to prepare for filing by the Series __ Trust an application to the NYSE, Inc. or any other national stock exchange or the NASDAQ National Market for listing or quotation upon notice of issuance of the Series __ Preferred Securities;

        (d) to prepare for filing by the Series __ Trust with the Commission a registration statement on Form 8-A relating to the registration of the Series __ Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

        (e)      to negotiate the terms of the Dealer Manager Agreement.


SECTION 4.3 Right to Proceed.

     The Sponsor acknowledges the rights of the Holders to institute a Direct Action as set forth in Section 3.8(e) hereto.

SECTION 4.4 Expenses.

     In connection with the offering, sale and issuance of the Series __ Debentures to the Institutional Trustee and in connection with the issuance of the Series __ Securities by the Series __ Trust, the Series __ Debenture Issuer, in its capacity as borrower with respect to the Series __ Debentures, shall:

        (a) pay all costs and expenses relating to the offering, sale and issuance of the Series __ Debentures, including fees to the dealer managers payable pursuant to the Dealer Manager Agreement, and compensation of the Debt Trustee under the Indenture in accordance with the provisions of
                 Section 6.06 of the Indenture;

        (b) be responsible and shall pay all debts and obligations (other than with respect to the Series __ Securities) and all costs and expenses of the Series __ Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Series __ Trust, the offer, sale and issuance of the Series __ Securities (including fees to the dealer managers in connection therewith), the fees and expenses (including reasonable counsel fees and expenses) of the Institutional Trustee, the Delaware Trustee and the Regular Trustees (including any amounts payable under Article 10 of this Series
                 __ Declaration), the costs and expenses relating to the operation of the Series __ Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing and disposition of Series __ Trust assets and the enforcement by the Institutional Trustee of the rights of Holders of the Series __ Preferred Securities);

        (c) be primarily liable for any indemnification obligations arising with respect to this Series __ Declaration; and

        (d) pay any and all taxes (other than United States withholding taxes attributable to the Series __ Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Series __ Trust.

     The Series __ Debenture Issuer's obligations under this Section 4.4 shall be for the benefit of, and shall be enforceable by, any person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Series __ Debenture Issuer's obligations under this Section 4.4 directly against the Series __ Debenture Issuer and the Series __ Debenture Issuer irrevocably waives any right of remedy to require that any such Creditor take any action against the Series __ Trust or any other Person before proceeding against the Series __ Debenture Issuer. The Series __ Debenture Issuer agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.4.

                                   ARTICLE 5
                                    TRUSTEES

SECTION 5.1 Number of Trustees.

       (a)       The number of Trustees initially shall be five.
                 At any time before the issuance of any Series __ Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees. After the issuance of any Series __ Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Series __ Common Securities voting as a class at a meeting of the Holders of the Series __ Common Securities; provided, however, that, the number of Trustees shall in no event be less than two; and provided further that (i) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee");
                 (ii) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (iii) one Trustee shall be the Institutional Trustee for so long as this Series __ Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

       (b)       Any action taken by Holders of Series __ Common
                 Securities pursuant to this Article 5 shall be taken at a meeting of Holders of Series __ Common Securities convened for such purpose or by written consent of such Holders.

       (c) Except as otherwise provided herein, no amendment may be made to this Section 5.1 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Series __ Common Securities.


SECTION 5.2      Delaware Trustee.

      If required by the Business Trust Act, the Delaware Trustee shall be:


       (a) a natural person who is a resident of the State of Delaware; or

       (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

     The initial Delaware Trustee shall be Wilmington Trust Company until removed or replaced in accordance with Section 5.6.

SECTION 5.3    Institutional Trustee; Eligibility.

       (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

                  (i)  not be an Affiliate of the Sponsor;
                       and

                  (ii) be a corporation organized and doing
                       business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

       (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

       (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act or becomes a creditor of the Sponsor during the time periods specified in Section 311 of the Trust Indenture Act, the Institutional Trustee and
               the Holder of the Series __ Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture
               Act) shall in all respects comply with the provisions of Section 310(b) and 311 of the Trust Indenture Act, as applicable.

          (d) The Series __ Preferred Securities Guarantee shall be deemed to be specifically described in this Series __ Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

          (e) The initial Institutional Trustee shall be Wilmington Trust Company until removed or replaced in accordance with
               Section 5.6.

SECTION 5.4 Certain Qualifications of the Regular Trustees and Delaware Trustee Generally.

     Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5    Regular Trustees.

     The initial Regular Trustees shall be John D. Finnegan, Walter G. Borst and Martin I. Darvick.

          (a)  Except as expressly set forth in this Series __
               Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one of such Regular Trustees;

          (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any one of the Regular Trustees is authorized to execute on behalf of the Series __ Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6; and

          (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Series __ Trust to execute pursuant to
               Section 3.6.

SECTION 5.6    Appointment, Removal and Resignation of Trustees.

          (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any Series __ Securities, by written instrument executed by the Sponsor; and

               (ii) after the issuance of any Series __ Securities, by vote of the Holders of a Majority in liquidation amount of the Series __ Common Securities voting as a class at a meeting of the Holders of the Series __ Common Securities.


          (b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor institutional Trustee possessing the qualifications to act as Institutional Trustee under
                    Section 5.3(a) (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees, the Sponsor and the Institutional Trustee being removed; and

               (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation as described herein. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Series __ Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) no such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                    (A) until a Successor Institutional Trustee has been
                        appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Series __ Trust, the Sponsor and the resigning Institutional Trustee; or

                    (B) until the assets of the Series __ Trust have been
                        completely liquidated and the proceeds thereof distributed to the Holders of the Series __ Securities; and

               (ii) no such resignation of the Trustee that acts as the
                    Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Series __ Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Series __ Common Securities shall use their best efforts to promptly appoint a Successor Institutional Trustee or Successor Delaware Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers a Resignation Request in accordance with this Section 5.6.

          (e)  If no Successor Institutional Trustee or Successor
               Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Series __ Trust of a Resignation Request, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7    Vacancies among Trustees.

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8 Effect of Vacancies.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Series __ Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Series __ Declaration.

SECTION 5.9 Meetings.

     If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Series __ Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

SECTION 5.10 Delegation of Power.

     The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Series __ Trust the doing of such things and the execution of such instruments either in the name of the Series
__ Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Series __ Trust, as set forth herein.

SECTION 5.11 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE 6
                                 DISTRIBUTIONS

SECTION 6.1 Distributions.

     Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Series __ Securities as set forth in Annex I. If and to the extent that the Series __ Debenture Issuer makes a payment of interest (including Compound Interest and Additional Interest), premium and/or principal on the Series __ Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                                   ARTICLE 7
                             ISSUANCE OF SECURITIES

SECTION 7.1    General Provisions Regarding Series __ Securities.

          (a)  The Regular Trustees shall on behalf of the Series __
               Trust issue the Series __ Preferred Securities, which shall be one class of preferred securities representing undivided preferred beneficial ownership interests in the assets of the Series __ Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Series __ Declaration as if specifically set forth herein) and the Series __ Common Securities, which shall be one class of common securities representing undivided common beneficial ownership interests in the assets of the Series __ Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Series __ Declaration as if specifically set forth herein). The Series __ Trust shall issue no securities or other interests in the assets of the Series __ Trust other than the Series __ Preferred Securities and the Series __ Common Securities. Each Security shall be dated the date of its authentication.

          (b) The Certificates shall be signed on behalf of the Series __ Trust by a Regular Trustee. Such signature shall be the manual signature of any present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Series __ Trust who shall have signed any of the Series __ Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Series __ Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Series __ Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Series __ Trust, although at the date of the execution and delivery of the Series __ Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Series __ Securities may be listed, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Series __ Trust may execute and the Institutional Trustee shall authenticate, temporary Certificates (printed, lithographed or typewritten), substantially in the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates all as may be determined by the

               Regular Trustees on behalf of the Series __ Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Series __ Trust will execute and furnish and the Institutional Trustee shall authenticate, definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders).

          (c) A Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Series __ Declaration.

     The Institutional Trustee may appoint an authenticating agent acceptable to the Series __ Trust to authenticate Series __ Securities. An authenticating agent may authenticate Series __ Securities whenever the Institutional Trustee may do so. Each reference in this Series __ Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and may itself be an Affiliate of the Series
__ Trust or a Related Party of the Sponsor. The Institutional Trustee hereby appoints Wilmington Trust Company initially to act as authenticating agent for the Series __ Securities.

          (d) The consideration received by the Series __ Trust for the issuance of the Series __ Securities shall constitute a contribution to the capital of the Series __ Trust and shall not constitute a loan to the Series __ Trust.

          (e) Upon issuance of the Series __ Securities as provided in this Series __ Declaration, the Series __ Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

          (f) Every Person, by virtue of having become a Holder or a Series __ Preferred Security Beneficial Owner in accordance with the terms of this Series __ Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Series __ Declaration.

                                   ARTICLE 8
                              DISSOLUTION OF TRUST

SECTION 8.1    Dissolution of Series __ Trust.

          (a) Notwithstanding anything to the contrary contained herein, the Sponsor shall have the right at any time to dissolve and liquidate the Series __ Trust and cause the distribution of all of the Series __ Debentures to the Holders in exchange for all of the Series __ Securities in accordance with the terms of the Series __ Securities. In addition, the Series __ Trust shall dissolve:

               (i) on April 11, 2052, the expiration of the term of the Series __ Trust;

               (ii)  upon the bankruptcy of the Sponsor or the Series __ Trust;


               (iii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, the filing of a certificate of cancellation with respect to the Series __ Trust after having obtained the consent of the Holders of at least a Majority in liquidation amount of the Series __ Securities voting together as a single class to file such certificate of cancellation, or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                (iv) upon the entry of a decree of judicial dissolution of the
                     Holder of the Series __ Common Securities, the Sponsor or the Series __ Trust;

                (v) when all of the Series __ Securities shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest or Compound Interest, shall have been paid to the Holders in accordance with the terms of the Series __ Securities;

                (vi) upon the distribution of all of the Series __ Debentures to the Holders in exchange for all of the Series __ Securities in accordance with the terms of the Series __ Securities; or

               (vii) before the issuance of any Series __ Securities, with the consent of all of the Regular Trustees and the Sponsor.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Article 10 shall survive the dissolution of the Series __ Trust.

                                   ARTICLE 9
                             TRANSFER OF INTERESTS

SECTION 9.1    Transfer of Series __ Securities.

          (a) Series __ Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Series __ Declaration and in the terms of the Series __ Securities. Any transfer or purported transfer of any Security not made in accordance with this Series __ Declaration shall be null and void.

          (b)  Subject to this Article 9, the Series __ Preferred
               Securities shall be freely transferable.

          (c)  The Sponsor may not transfer the Series __ Common
               Securities.

SECTION 9.2    Transfer of Certificates.

          (a) The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued and authenticated by the Institutional Trustee in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Series __ Declaration.

          (b) Upon receipt by the Institutional Trustee of a Definitive Series __ Preferred Security Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Institutional Trustee, requesting transfer of such Definitive Series __ Preferred Security Certificate for a beneficial interest in a Global Certificate, the Institutional Trustee shall cancel such Definitive Series __ Preferred Security Certificate and cause, or direct the Depository Institution to cause, the aggregate number of Series
               __ Preferred Securities represented by the appropriate Global Certificate to be increased accordingly. If no Global Certificates are then outstanding, the Series __ Trust shall issue and the Institutional Trustee shall authenticate, upon written order of any Regular Trustee, an appropriate number of Series __ Preferred Securities in global form.

          (c) Upon receipt by the Institutional Trustee from the Depository Institution or its nominee on behalf of any Person having a beneficial interest in a Global Certificate of written instructions or such other form of instructions as is customary for the Depository Institution or the person designated by the Depository Institution, requesting transfer of a beneficial interest in a Global Certificate for a Definitive Series __ Preferred Security Certificate, then the Institutional Trustee or the securities custodian, at the direction of the Institutional Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depository Institution and the securities custodian, the aggregate principal amount of the Global Certificate to be reduced on its books and records and, following such reduction, the Series __ Trust will execute and the Institutional Trustee will authenticate and deliver to the transferee a Definitive Series __ Preferred Security Certificate.

               Definitive Series __ Preferred Security Certificates issued in exchange for a beneficial interest in a Global Certificate shall be registered in such names and in such authorized denominations as the Depository Institution, pursuant to instructions from its Depository Institution Participants or indirect participants or otherwise, shall instruct the Institutional Trustee. The Institutional Trustee shall deliver such Series __ Preferred Securities to the persons in whose names such Series __ Preferred Securities are so registered in accordance with the instructions of the Depository Institution.

          (d)  Notwithstanding any other provisions of this Series
               __ Declaration, a Global Certificate may not be transferred as a whole except by the Depository Institution to a nominee of the Depository Institution or another nominee of the Depository Institution or by the Depository Institution or any such nominee to a successor Depository Institution or a nominee of such successor Depository Institution.

          (e) The Institutional Trustee may appoint a transfer agent and registrar ("Transfer Agent") acceptable to the Series
               __ Trust to perform the functions set forth in this Section 9.2. The Transfer Agent may perform such functions whenever the Institutional Trustee may do so. Each reference in this Series
               __ Declaration to registration and transfer of Series __ Preferred Securities by the Institutional Trustee includes such activities by the Transfer Agent. The Transfer Agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate, and itself may be the Series __ Trust, an Affiliate of the Series __ Trust or a Related Party of the Sponsor. The Institutional Trustee hereby appoints The First National Bank of Boston initially to act as Transfer Agent for the Series __ Preferred Securities.

SECTION 9.3    Deemed Security Holders.

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Series __ Trust as the sole holder of such Certificate and of the Series __ Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Series __ Securities represented by such Certificate on the part of any Person, whether or not the Series __ Trust shall have actual or other notice thereof.

SECTION 9.4 Book-Entry Interests.

     The Series __ Preferred Securities Certificates, on original issuance, will be executed and issued by the Series __ Trust and authenticated by the Institutional Trustee either (i) in the form of one or more, fully-registered, global Series __ Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC or PDTC, the initial Depository Institutions, by, or on behalf of, the Series __ Trust to those tendering holders of Series __ __% Depositary Shares held in global form or (ii) in certificated form (the "Definitive Series __ Preferred Security Certificates") to be held directly by the Holder to those tendering holders of Series __ __% Depositary Shares held directly in certificated form. Investors may elect to hold their Series __ Preferred Securities directly or hold their interest through a Global Certificate. Global Certificates shall initially be registered on the books and records of the Series __ Trust in the name of DTC or PDTC, as applicable, or their respective nominees. With respect to Series __ Preferred Security Beneficial Owners holding their interest in Series __ Preferred Securities pursuant to a Global Certificate:

          (a) the Series __ Trust and the Trustees shall be entitled to deal with the Depository Institution, with respect to such Series __ Preferred Security Beneficial Owners, for all purposes of this Series __ Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of such Series __ Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to such Series __ Preferred Security Beneficial Owners;

          (b) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Series __ Declaration, the provisions of this Section 9.4 shall control; and

          (c)  the rights of such Series __ Preferred Security
               Beneficial Owners shall be exercised only through the Depository Institution and shall be limited to those established by law and agreements between such Series __ Preferred Security Beneficial Owners and the Depository Institution and/or the Depository Institution Participants. The Depository Institution will make book-entry transfers among the Depository Institution Participants and receive and transmit payments of Distributions on the Global Certificates to such Depository Institution Participants.

     Depository Institution Participants shall have no rights under this Series
__ Declaration with respect to any Global Certificate held on their behalf by the Depository Institution or by the Institutional Trustee as the custodian of the Depository Institution or under such Global Certificate, and the Depository Institution may be treated by the Series __ Trust, the Institutional Trustee and any agent of the Series __ Trust or the Institutional Trustee as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Series __ Trust, the Institutional Trustee or any agent of the Series __ Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository Institution or impair, as between the Depository Institution and its Depository Institution Participants, the operation of customary practices of such Depository Institution governing the exercise of the rights of a holder of a beneficial interest in any Global Certificate.

     At such time as all beneficial interests in a Global Certificate have either been exchanged for Definitive Series __ Preferred Security Certificates to the extent permitted by this Series __ Declaration or redeemed, repurchased or canceled in accordance with the terms of this Series __ Declaration, such Global Certificate shall be returned to the Depository Institution for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Certificate is exchanged for Definitive Series __ Preferred Security Certificates, or if Definitive Series __ Preferred Security Certificates are exchanged for a beneficial interest in a Global Certificate, Series __ Preferred Securities represented by such Global Certificate shall be reduced or increased and an adjustment shall be made on the books and records of the Institutional Trustee (if it is then the securities custodian for such Global Certificate) with respect to such Global Certificate, by the Institutional Trustee or the securities custodian, to reflect such reduction or increase.

SECTION 9.5 Notices to Depository Institution.

     Whenever a notice or other communication to the Series __ Preferred Security Holders is required under this Series __ Declaration, unless and until Definitive Series __ Preferred Security Certificates shall have been issued to the Series __ Preferred Security Beneficial Owners pursuant to Sections 9.2,
9.4 or 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Series __ Preferred Security Holders to the applicable Depository Institution, and shall have no notice obligations to the Series __ Preferred Security Beneficial Owners.

SECTION 9.6 Appointment of Successor Depository Institution.

     If any Depository Institution elects to discontinue its services as securities depositary with respect to the Series __ Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depository Institution with respect to such Series __ Preferred Securities.


SECTION 9.7 Definitive Series __ Preferred Security Certificates.


      If:

          (a) a Depository Institution elects to discontinue its services as securities depositary with respect to the Series __ Preferred Securities and a successor Depository Institution is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

          (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Depository Institutions with respect to the Series __ Preferred Securities; or

          (c)  there shall have occurred a Series __ Declaration
               Event of Default,

then:

          (a) Definitive Series __ Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Series __ Trust with respect to such Series __ Preferred Securities; and

          (b) upon surrender of the Global Certificates by the applicable Depository Institution, accompanied by registration instructions, the Regular Trustees shall cause Definitive Series
               __ Preferred Security Certificates to be delivered to Series __ Preferred Security Beneficial Owners in accordance with the instructions of such Depository Institution. Neither the Trustees nor the Series __ Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Depository Institution. The Definitive Series __ Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Series __ Preferred Securities may be listed, or to conform to usage.

SECTION   9.8  Mutilated, Destroyed, Lost or Stolen Certificates.

        If:


          (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Regular Trustees, the Institutional Trustee or any authenticating agent such security or indemnity as may be required by them to keep each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Series __ Trust shall execute and deliver and the Institutional Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
               Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Series __ Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE 10
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION  10.1  Liability.

          (a)  Except as expressly set forth in this Series __
               Declaration, the Series __ Securities Guarantees and the terms of the Series __ Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Series __ Trust; and

               (ii) be required to pay to the Series __ Trust or to any Holder any deficit upon dissolution of the Series __ Trust or otherwise.

          (b) The Series __ Debenture Issuer shall be liable for all of the debts and obligations of the Series __ Trust (other than payments of distributions, if any, with respect to the Series __ Securities) to the extent not satisfied out of the Trust's assets.

          (c)  Pursuant to Section 3803(a) of the Business Trust
               Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2   Exculpation.

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Series __ Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Series __ Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Series __ Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Series __ Trust and upon such information, opinions, reports or statements presented to the Series __ Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Series __ Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

SECTION 10.3   Fiduciary Duty.

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Series __ Trust or to any other Covered Person, an Indemnified Person acting under this Series __ Declaration shall not be liable to the Series __ Trust or to any other Covered Person for its good faith reliance on the provisions of this Series __ Declaration. The provisions of this Series __ Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b)  Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Persons; or

               (ii) whenever this Series __ Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Series
                    __ Trust or any Holder,

               the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Series __ Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Series __ Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Series __ Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the
                    Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Series __ Declaration or by applicable law.

SECTION 10.4   Indemnification.

          (a) (i) The Series __ Debenture Issuer shall indemnify, to the full extent permitted by law, any Sponsor Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Series __ Trust) by reason of the fact that he is or was a Sponsor Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Series __ Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Sponsor Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Series __ Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

               (ii) The Series __ Debenture Issuer shall indemnify, to the full extent permitted by law, any Sponsor Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Series __ Trust to procure a judgment in its favor by reason of the fact that he is or was a Sponsor Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Series __ Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Sponsor Indemnified Person shall have been adjudged to be liable to the Series __ Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

              (iii) To the extent that a Sponsor Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

               (iv) Any indemnification under paragraphs (i) and (ii) of
                    this Section 10.4(a) (unless ordered by a court) shall be made by the Series __ Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Sponsor Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs
                    (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Series __ Common Security Holder of the Series __ Trust.

               (v) Expenses (including attorneys' fees) incurred by a Sponsor Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Series __ Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Sponsor Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Series __ Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Series __ Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Series __ Debenture Issuer, that, based upon the facts known to the Regular Trustees, counsel or the Series __ Debenture Issuer, as the case may be, at the time such determination is made, such Sponsor Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Series __ Trust, or, with respect to any criminal proceeding, that such Sponsor Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Series __ Debenture Issuer reasonably determine that such person deliberately breached his duty to the Series __ Trust or its Holders.

               (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Series __ Debenture Issuer or Series __ Preferred Security Holders of the Series __ Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Series __ Debenture Issuer and each Sponsor Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this
                    Section 10.4(a) shall not affect any rights or obligations then existing.

              (vii) The Series __ Debenture Issuer or the Series __ Trust may
                    purchase and maintain insurance on behalf of any person who is or was a Sponsor Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Series __ Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

             (viii) For purposes of this Section 10.4(a), references to "the
                    Series __ Trust" shall include, in addition to the resulting or surviving entity, any constituent entity

                    (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

               (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Sponsor Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (b) The Series __ Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware
               Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Series __ Declaration.

SECTION 10.5   Outside Businesses.

     Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Series __ Trust, and the Series __ Trust and the Holders shall have no rights by virtue of this Series __ Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Series __ Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Series __ Trust even if such opportunity is of a character that, if presented to the Series __ Trust, could be taken by the Series __ Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE 11
                                   ACCOUNTING

SECTION 11.1 Fiscal Year.

     The fiscal year ("Fiscal Year") of the Series __ Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2   Certain Accounting Matters.

          (a)  At all times during the existence of the Series __
               Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Series __ Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Series __ Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Series __ Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Series __ Trust by a firm of independent certified public accountants selected by the Regular Trustees. The books and records of the Series __ Trust, together with a copy of the Series __ Declaration and a certified copy of the Certificate of Trust, and any amendment thereto shall at all times be maintained at the principal office of the Series __ Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Series __ Trust during normal business hours.

          (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders, within 90 days after the end of each Fiscal Year of the Series __ Trust, annual financial statements of the Series __ Trust, including a balance sheet of the Series __ Trust as of the end of such Fiscal Year, and the related statements of income or loss.

          (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Series __ Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Series __ Trust.

          (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Series __ Trust with any state or local taxing authority.

SECTION 11.3   Banking.

     The Series __ Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Series __ Trust; provided, however, that all payments of funds in respect of the Series __ Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Series __ Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

SECTION 11.4   Withholding.

     The Series __ Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Series __ Trust shall request, and the Holders shall provide to the Series __ Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Series __ Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Series __ Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Series __ Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE 12
                            AMENDMENTS AND MEETINGS

SECTION   12.1 Amendments.

          (a)  Except as otherwise provided in this Series __
               Declaration or by any applicable terms of the Series __ Securities, this Series __ Declaration may only be amended by a written instrument approved and executed by:

               (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

               (ii) if the amendment affects the rights, powers, duties,
                    obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

              (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

          (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Series __ Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Series __ Declaration (including the terms of the Series __ Securities);

               (ii) unless, in the case of any proposed amendment which
                    affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

                    (A) an Officers' Certificate from each of the Series __ Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Series __ Declaration (including the terms of the Series __ Securities); and

                    (B) an opinion of counsel (who may be counsel to the Sponsor or the Series __ Trust) that such amendment is permitted by, and conforms to, the terms of this Series __ Declaration (including the terms of the Series __ Securities); and

              (iii) to the extent the result of such amendment would be to:

                    (A) cause the trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                    (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

                    (C) cause the Series __ Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (c) At such time after the Series __ Trust has issued any Series __ Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder may be effected only with such additional requirements as may be set forth in the terms of such Series __ Securities;

          (d) Sections 4.4, 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Series __ Securities;

          (e) Article 4 shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Series __ Common Securities;

          (f)  The rights of the holders of the Series __ Common
               Securities under Article 5 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Series __ Common Securities; and

          (g)  Notwithstanding Section 12.1(c), this Series __
               Declaration may be amended without the consent of the Holders to:

               (i)  cure any ambiguity;

               (ii) correct or supplement any provision in this Series __
                    Declaration that may be defective or inconsistent with any other provision of this Series __ Declaration;

              (iii) add to the covenants, restrictions or obligations of the
                    Sponsor;

               (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders;

               (v) preserve the status of the Series __ Trust as a grantor trust for federal income tax purposes; and

               (vi) make any other change that does not adversely affect the rights of the Holders.

It shall not be necessary for any consent of the Holders under this Section
12.1 to approve the particular form of any proposed amendment or modification to this Series __ Declaration, but it shall be sufficient if such consent shall approve the substance thereof.

SECTION 12.2   Meetings of the Holders; Action by Written Consent.

          (a)  Meetings of the Holders of any class of Series __
               Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Series __ Securities) to consider and act on any matter on which Holders of such class of Series __ Securities are entitled to act under the terms of this Series __ Declaration, the terms of the Series __ Securities or the rules of any stock exchange on which the Series __ Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Series __

               Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Certificates held by the Holders exercising the right to call a meeting and only those Series __ Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Series __ Securities, the following provisions shall apply to meetings of Holders:

               (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Series __ Declaration or the rules of any stock exchange on which the Series __ Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Series
                    __ Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Series __ Trust within the time specified by the Regular Trustees;

               (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation
                    Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Series __ Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

              (iii) each meeting of the Holders shall be conducted by the
                    Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, this Series __ Declaration, the terms of the Series __ Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Series __ Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE 13
            REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1   Representations and Warranties of Institutional Trustee.

     The Trustee that acts as initial Institutional Trustee represents and warrants to the Series __ Trust and to the Sponsor at the date of this Series
__ Declaration, and each Successor Institutional Trustee represents and warrants to the Series __ Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

          (a) the Institutional Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Series __ Declaration;

          (b) the execution, delivery and performance by the Institutional Trustee of this Series __ Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Series __ Declaration has been duly executed and delivered by the Institutional Trustee, and constitutes the legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) the execution, delivery and performance of this Series __ Declaration by the Institutional Trustee does not conflict with or constitute a breach of the Articles of Incorporation or By-laws of the Institutional Trustee;

          (d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of this Series __ Declaration;

          (e) on the closing date of the Series __ Offer, the Institutional Trustee will be the record holder of the Series __ Debentures and the Institutional Trustee has not knowingly created any liens or encumbrances on such Series __ Debentures; and

          (f)  the Institutional Trustee satisfies the
               qualifications set forth in Section 5.3.

SECTION 13.2   Representations and Warranties of Delaware Trustee.

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Series __ Trust and to the Sponsor at the date of this Series __ Declaration, and each Successor Delaware Trustee represents and warrants to the Series __ Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) the Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Series __ Declaration;

          (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Series
               __ Declaration. The Series __ Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Series __ Declaration; and

          (d) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE 14
                                 MISCELLANEOUS

SECTION 14.1   Notices.

     All notices provided for in this Series __ Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Series __ Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Series __ Trust may give notice of to the Holders):

                        General Motors Capital Trust __
                        c/o General Motors Corporation
                        100 Renaissance Center
                        Detroit, Michigan  48243-7301
                        Attention:  General Counsel

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders):

                        Wilmington Trust Company
                        1100 North Market Street
                        Wilmington, Delaware  19890-0001
                        Attention:  Corporate Trust Administration

          (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders):

                        Wilmington Trust Company
                        1100 North Market Street
                        Wilmington, Delaware  19890-0001
                        Attention:  Corporate Trust Administration

          (d)  if given to the Holder of the Series __ Common
               Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Series __ Common Securities may give notice to the Series __ Trust):

                        General Motors Corporation
                        100 Renaissance Center
                        Detroit, Michigan  48243-7301
                        Attention:  General Counsel

          (e) if given to any other Holder, at the address set forth on the books and records of the Series __ Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2   Governing Law.

     THIS SERIES __ DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

SECTION 14.3   Intention of the Parties.

     It is the intention of the parties hereto that the Series __ Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Series __ Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4   Headings.

     Headings contained in this Series __ Declaration are inserted for convenience of reference only and do not affect the interpretation of this Series __ Declaration or any provision hereof.

SECTION 14.5   Successors and Assigns

     Whenever in this Series __ Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Series __ Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6   Partial Enforceability.

     If any provision of this Series __ Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Series __ Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7   Counterparts.

     This Series __ Declaration may contain more than one counterpart of the signature page and this Series __ Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                    -------------------------------------
                                    John D. Finnegan, as Regular Trustee



                                    -------------------------------------
                                    Walter G. Borst, as Regular Trustee



                                    -------------------------------------
                                    Martin I. Darvick, as Regular Trustee



                                    WILMINGTON TRUST COMPANY,
                                         as Institutional Trustee and as
                                         Delaware Trustee


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------



                                    GENERAL MOTORS CORPORATION,
                                         as Sponsor


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                                    ANNEX I

                                    TERMS OF
             ___% TRUST ORIGINATED PREFERRED SECURITIES, SERIES __
               ___% TRUST ORIGINATED COMMON SECURITIES, SERIES __

     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of __________________________________ , 1997 (as amended from time to time, the "Series __ Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series __ Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Series __ Declaration or, if not defined in the Series __ Declaration, as defined in the Prospectus referred to below):

     1. Designation and Number.

     (a) Series __ Preferred Securities. _____________________________________
Series __ Preferred Securities of the Series __ Trust with an aggregate stated liquidation amount with respect to the assets of the Series
__ Trust of _________________________________________ Dollars ($ _____________)
and a stated liquidation amount with respect to the assets of the Series
__ Trust of $25 per preferred security, are hereby designated for the purposes of identification only as "___% Trust Originated Preferred Securities(SM) ("TOPrS(SM)"), Series __ (the "Series __ Preferred Securities"). The Series __ Preferred Security Certificates evidencing the Series __ Preferred Securities shall be substantially in the form of Exhibit A-1 to the Series __ Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Series __ Preferred Securities are listed. The Series __ Preferred Securities shall be issued to former holders of Series __ __% Depositary Shares ("Series __ __% Depositary Shares"), each representing one-fourth of a share of Series __ ___% Preference Stock (the "Series __ __% Preference Stock"), of General Motors Corporation (the "Sponsor") in exchange for such Series __ __% Depositary Shares pursuant to the Series __ Offer.

     (b) Series __ Common Securities. _________________________________________
Series __ Common Securities of the Series __ Trust with an aggregate stated liquidation amount with respect to the assets of the Series __ Trust of Dollars ($ __________________ ) and a stated liquidation amount with respect to the assets of the Series __ Trust of $25 per common security, are hereby designated for the purposes of identification only as "___% Trust Originated Common Securities, Series __" (the "Series __ Common Securities"). The
Series __ Common Security Certificates evidencing the Series __ Common Securities shall be substantially in the form of Exhibit A-2 to the Series __ Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Series
__ Common Securities are to be issued and sold to the Sponsor in consideration of $ _____________________ in cash.

     (c) The Series __ Preferred Securities and the Series __ Common Securities represent undivided beneficial ownership interests in the assets of the Series
__ Trust.

     (d) In connection with the Series __ Offer and the purchase by the Sponsor of the Series __ Common Securities, the Sponsor will deposit in the Series __ Trust, and the Series __ Trust will purchase, respectively, as trust assets, Series __ Debentures of the Sponsor having an aggregate principal amount equal to ________________________________________________________________________
Dollars ($ ____________________ ), and bearing interest at an annual rate equal to the annual Distribution rate on the Series __ Preferred Securities and Series __ Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Series __ Preferred Securities and Series __ Common Securities.

     2. Distributions.

     (a) Distributions payable on each Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Series __ Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest
____________________

(SM)"Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Series __ Debentures held by the Institutional Trustee and to the extent the Series __ Trust has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed. In addition, Holders of Series __ Preferred Securities will be entitled to an additional cash distribution at the rate of 7.92% per annum of the liquidation amount thereof from April 1, 1997 through _____________, 1997, (the expiration date of the Series __ Offer, the "Expiration Date"), in lieu of dividends accumulating and unpaid from April 1, 1997 on Series __ __% Depositary Shares accepted for exchange in the Series __ Offer, such additional distributions to be made on August 1, 1997 to Holders of the Series __ Preferred Securities on the record date for such distribution ("Pre-Issuance Interest"). Payment of Pre-Issuance Interest may not be deferred as provided in subsection (b) below.

     (b) Distributions on the Series __ Securities will be cumulative, will accrue from _____________________ , 1997, the first date following the Expiration Date (the "Series __ Accrual Date"), and, except as otherwise described below, will be payable quarterly on February 1, May 1, August 1 and November 1 of each year, commencing on August 1, 1997, when, as and if available for payment (a "Distribution Payment Date"). With the exception of Pre-Issuance Interest, so long as the Series __ Debenture Issuer shall not be in default in the payment of interest on the Series __ Debentures, the Series
__ Debenture Issuer has the right under the Indenture to defer payments of interest on the Series __ Debentures by extending the interest payment period from time to time on the Series __ Debentures for a period not exceeding 20 consecutive quarters (each a "Series __ Extension Period"), during which Series
__ Extension Period no interest shall be due and payable on the Series __ Debentures, provided that no Series __ Extension Period shall last beyond the Series __ Stated Maturity. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly to the extent permitted by law during any such Series __ Extension Period. Prior to the termination of any such Series __ Extension Period, the Series __ Debenture Issuer may further extend such Series __ Extension Period; provided that such Series __ Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the Series __ Stated Maturity. Any interest accrued on the Series __ Debentures during a Series __ Extension Period shall be paid Pro Rata to holders of Series __ Debentures on the first payment date following the Series __ Extension Period and the Payment Amount shall be paid Pro Rata to the Holders on the first Distribution Payment Date following the Series __ Extension Period. Upon the termination of any Series
__ Extension Period and the payment of all amounts then due, the Series __ Debenture Issuer may commence a new Series __ Extension Period, subject to the above requirements. In the event that the Series __ Debenture Issuer exercises this right, then the Series __ Debenture Issuer shall not (i) declare or pay any dividend on, make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (a) purchases or acquisitions of shares of its common stock (including, without limitation, all classes of common stock now or hereafter issued) in connection with the satisfaction by the Series __ Debenture Issuer of its obligations under any employee benefit plans or any other contractual obligation of the Series __ Debenture Issuer (other than a contractual obligation ranking pari passu with or junior to the Series __ Debentures), (b) the issuance of capital stock in connection with a recapitalization or reclassification of the Series __ Debenture Issuer's capital stock or the exchange or conversion of one class or series of the Series __ Debenture Issuer's capital stock for another class or series of the Series __ Debenture Issuer's capital stock, in each case by merger or otherwise, or (c) the purchase of fractional interests in shares of the Series __ Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), (ii) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Series __ Debenture Issuer that rank pari passu with or junior to such Series __ Debentures (including any other series of debentures) and (iii) make any guarantee payments with respect to the foregoing (other than pursuant to the Series __ Series __ Preferred Securities Guarantee).

     (c) Distributions on the Series __ Securities will be payable promptly by the Institutional Trustee upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Series __ Trust on the relevant record dates, which will be 15 days prior to the relevant distribution dates. The record dates and distribution dates shall be the same as the record dates and payment dates on the Series __ Debentures. Distributions payable on any Series __ Securities that are not punctually paid on any Distribution Payment Date, as a result of the Series __ Debenture
Issuer having failed to make the corresponding interest payment on the Series __ Debentures, will forthwith cease to be payable to the Person in whose name such Series __ Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Series __ Securities are registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution Payment Date falling within a Series __ Extension Period unless the Series __ Debenture Issuer has elected to make a full or partial payment of interest accrued on the Series __ Debentures on such Distribution Payment Date. Distributions on the Series __ Securities will be paid by the Series __ Trust. All Distributions paid with respect to the Series __ Securities shall be paid on a Pro Rata basis to Holders thereof entitled thereto. If any date on which Distributions are payable on the Series __ Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) If at any time while the Institutional Trustee is the Holder of any Series __ Securities, the Series __ Trust or the Institutional Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Series __ Debenture Issuer will pay as additional interest ("Additional Interest") on the Series __ Securities held by the Institutional Trustee, such amounts as shall be required so that the net amounts received and retained by the Series __ Trust and the Institutional Trustee after paying any such taxes, duties, assessments or other governmental charges will be equal to the amounts the Series __ Trust and the Institutional Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

     (e) In the event that there is any money or other property held by or for the Series __ Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders.

     3. Liquidation Distribution Upon Dissolution.

     In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Series __ Trust (each a "Liquidation"), the Holders on the date of the Liquidation will be entitled to receive Pro Rata out of the assets of the Series __ Trust available for distribution to Holders after satisfaction of liabilities of creditors distributions in an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Series __ Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Series __ Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Series __ Securities, shall be distributed on a Pro Rata basis to the Holders in exchange for such Series __ Securities.

     4. Redemption and Distribution.

     (a) Redemption of the Series __ Securities will occur simultaneously with any repayment of the Series __ Debentures. The Series __ Debentures will mature on ___________________ , 2012 (which date may be shortened to a date no earlier than [EARLIEST REDEMPTION DATE OF APPLICABLE SERIES OF PREFERENCE STOCK], subject to certain conditions) (such date, including as so shortened, the "Series __ Stated Maturity"). Upon the repayment of the Series __ Debentures at maturity, the proceeds from such repayment shall be simultaneously applied to redeem Series __ Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Series __ Debentures so repaid at a redemption price of $25 per Security, plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Maturity Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption. Such notice can be given either before or after repayment of the Series __ Debentures.

     (b) If, at any time prior to [EARLIEST REDEMPTION DATE OF APPLICABLE SERIES OF PREFERENCE STOCK], a Tax Event shall occur and be continuing, the Series __ Debenture Issuer shall have the right, upon not less than 30 and no more than 60 days notice to holders of the Series __ Debentures, at its option, to redeem the Series __ Debentures, in whole (but not in part), for cash within 90 days following the occurrence of such Tax Event at a prepayment price (the "Series __ Tax Event Prepayment Price") equal to (i) ___% of the principal amount of the Series __ Debentures if such Series __

Debentures are prepaid during the period commencing on the Series __ Accrual Date through and including _______________, 1997 and (ii) the percentage of the principal amount of the Series __ Debentures specified below, if such Series __ Debentures are prepaid during the 12-month period beginning _______________ of the years indicated below, plus, in each case, any accrued and unpaid interest thereon to the date of prepayment:


Year                                                                  Percentage
----                                                                  ----------
____ ................................................................    ____%
____ ................................................................    ____
____ ................................................................    ____
____ and thereafter .................................................     100


     Upon such redemption, all Series __ Securities shall be redeemed by the Series __ Trust at a redemption price equal to the Series __ Tax Event Prepayment Price (the "Series __ Tax Event Redemption Price").

     (c) The Series __ Debentures are redeemable in whole or in part, from time to time, on or after [EARLIEST REDEMPTION DATE OF APPLICABLE SERIES OF PREFERENCE STOCK] upon not less than 30 nor more than 60 days notice, at a prepayment price (the "Series __ Optional Prepayment Price") equal to 100% of the principal amount thereof, plus any accrued and unpaid interest thereon to the date of prepayment. Upon such prepayment, the proceeds from such prepayment shall simultaneously be applied to redeem Series __ Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Series __ Debentures so prepaid at a redemption price equal to the Series __ Optional Prepayment Price (the "Series __ Optional Redemption Price"). Notwithstanding anything to the contrary contained herein, the Series
__ Debenture Issuer may not redeem fewer than all of the Series __ Debentures unless all accrued and unpaid interest on all of the Series __ Debentures has been paid for all quarterly periods terminating on or prior to the date of prepayment.

     "Series __ Redemption Price" means the Maturity Redemption Price, the Series __ Optional Redemption Price or the Series __ Tax Event Redemption Price, as the context requires.

     "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of the original issuance of the Series __ Securities, there is more than an insubstantial risk that (i) the Series __ Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Series __ Debentures, (ii) interest payable on the Series __ Debentures is not, or within 90 days of the date thereof will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or (iii) the Series __ Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

     (d) If fewer than all the outstanding Series __ Securities are to be so redeemed, the Series __ Common Securities and the Series __ Preferred Securities will be redeemed Pro Rata (as such term is defined in Section 8 hereof) as described in Section 4(g)(ii) below.

     (e) The Series __ Trust may not redeem fewer than all the outstanding Series __ Securities unless all accrued and unpaid Distributions have been paid on all Series __ Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (f) The Series __ Debenture Issuer will have the right at any time to liquidate the Series __ Trust and cause the Series __ Debentures to be distributed to the Holders. If the Series __ Debentures are distributed to the Holders and the Series __ Preferred Securities are then listed on an exchange, the Series __ Debenture Issuer will use its best efforts to cause the Series __ Debentures to be listed on the NYSE or on such other exchange as the Series __ Preferred Securities are then listed.

     On the date fixed for any distribution of Series __ Debentures upon dissolution of the Series __ Trust, (i) the Series __ Preferred Securities will no longer be deemed to be outstanding, (ii) the Depository Institution or its nominee, as the record holder of the Series __ Preferred Securities, will receive a registered global certificate or certificates representing the Series
__ Debentures to be delivered upon such distribution, and (iii) any certificates representing Series __ Preferred Securities not held by the Depository Institution or its nominee will be deemed to represent Series __ Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on, such Series __ Preferred Securities until such certificates are presented to the Series __ Debenture Issuer or its agent for transfer or reissuance.

     (g)  Redemption or Distribution Procedures.

          (i) Notice of any redemption of the Series __ Debentures, or notice of distribution of Series __ Debentures in exchange for the Series __ Securities (a "Series __ Redemption/Distribution Notice") will be given by the Series __ Trust by mail to each Holder of Series __ Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Series __ Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Series __ Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Series __ Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Series __ Trust. No defect in the Series __ Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding
               Series __ Securities are to be redeemed, the Series __ Securities to be redeemed shall be redeemed Pro Rata from each Holder, it being understood that, in respect of Series __ Preferred Securities registered in the name of and held of record by the Depository Institution or its nominee, the distribution of the proceeds of such redemption will be made to each Depository Institution Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

         (iii) If Series __ Securities are to be redeemed and the Series __ Trust gives a Series __ Redemption/Distribution Notice, which notice may only be issued if the Series __ Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then by 12:00 noon, Eastern time, on the redemption date, the Series __ Debenture Issuer will deposit with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Series __ Securities so called for redemption at the Series __ Redemption Price. If a Series __ Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Series __ Securities so called for redemption and all rights of Holders of such Series __ Securities so called for redemption will cease, except the right of the Holders of such Series __ Securities to receive the Series __ Redemption Price, but without interest on such Series
               __ Redemption Price. On presentation and surrender of such Series __ Securities at a place of payment specified in said notice, the said Series __ Securities or the specified portions thereof shall be paid and redeemed by the Series __ Trust at the applicable Series __ Redemption Price. Neither the Regular Trustees nor the Series __ Trust shall be required to register or cause to be registered the transfer of any Series __ Securities that have been so called for redemption. If any date fixed for redemption of Series __ Securities is not a Business Day, then payment of the Series __ Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series __ Redemption Price in respect of any Series __ Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Series __ Securities Guarantee, Distributions on such Series __ Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Series __ Redemption Price.

          (iv) The Series __ Trust shall not be required to (i) issue, or register the transfer or exchange of, any Series __ Securities during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Series
               __ Securities and ending at the close of business on the day of the mailing of the relevant notice of redemption and (ii) register the transfer or exchange of any Series __ Securities so selected for redemption, in whole or in part, except the unredeemed portion of any Series __ Securities being redeemed in part.

          (v)  Subject to the foregoing and applicable law
               (including, without limitation, United States federal securities laws and regulations of the Federal Reserve Board), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Series __ Preferred Securities by tender, in the open market or by private agreement.

     5. Voting Rights - Series __ Preferred Securities.

     (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Series __ Declaration, the Holders of the Series __ Preferred Securities will have no voting rights.

     (b) Subject to the requirements set forth in the immediately following paragraph, the Holders of a majority in aggregate liquidation amount of the Series __ Preferred Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or to direct the exercise of any trust or power conferred upon the Institutional Trustee under the Series __ Declaration, including the right to direct the Institutional Trustee, as holder of the Series __ Debentures, to (i) exercise the remedies available to it under the Indenture as holder of the Series __ Debentures, (ii) waive any past Event of Default and its consequences that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Series __ Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Series __ Debentures where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of a Super Majority, only the Holders of at least such Super Majority in aggregate liquidation amount of the Series __ Preferred Securities may direct the Institutional Trustee to give such consent or take such action; and provided further, that where a consent or action under the Indenture is only effective against each holder of Series __ Debentures who has consented thereto, such consent or action will only be effective against a holder of Series __ Preferred Securities who directs the Institutional Trustee to give such consent or take such action. A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Declaration Event of Default. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Series __ Preferred Securities. If the Institutional Trustee fails to enforce its rights under the Series __ Debentures after a holder of record of Series __ Preferred Securities has made a written request, such holder of record of Series __ Preferred Securities may institute a legal proceeding directly against the Series __ Debenture Issuer to enforce the Institutional Trustee's rights under the Series __ Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Series __ Debenture Issuer to pay interest or principal on the Series __ Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Series __ Preferred Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or interest on the Series __ Debentures having a principal amount equal to the aggregate liquidation amount of the Series __ Preferred Securities of such holder on or after the respective due date specified in the Series __ Debentures. Notwithstanding any payments made to such Holder of Series __ Preferred Securities by the Series __ Debenture Issuer in connection with a Direct Action, the Series __ Debenture Issuer shall remain obligated to pay the principal of or interest on the Series
__ Debentures held by the Series __ Trust or the Institutional Trustee of the Series __ Trust, and the Series __ Debenture Issuer shall be subrogated to the rights of the Holder of such Series __ Preferred Securities with respect to payments on the Series __ Preferred Securities to the extent of any payments made by the Series __ Debenture Issuer to such Holder in any Direct Action. Except as provided in the preceding sentences, the Holders of Series __ Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Series __ Debentures.

     Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clauses (i), (ii) or (iii) above unless the Institutional Trustee has obtained an opinion of a nationally-recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Series __ Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

     Any approval or direction of Holders of Series __ Preferred Securities may be given at a separate meeting of Holders of Series __ Preferred Securities convened for such purpose, at a meeting of all of the Holders of Series __ Securities in the Series __ Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Series __ Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Series __ Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Series __ Preferred Securities will be required for the Series __ Trust to redeem and cancel Series __ Preferred Securities or to distribute the Series __ Debentures in accordance with the Series __ Declaration and the terms of the Series __ Securities.

     Notwithstanding that Holders of Series __ Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Series __ Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

     Holders of the Series __ Preferred Securities will have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Sponsor, as Holder of all of the Series __ Common Securities.

     6.  Voting Rights - Series __ Common Securities.

     (a) Except as provided under Sections 6(b), (c) and 7 and as otherwise required by law and the Series __ Declaration, the Holders of the Series __ Common Securities will have no voting rights.

     (b) The Holders of the Series __ Common Securities are entitled, in accordance with Article 5 of the Series __ Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

     (c) Subject to Section 2.6 of the Series __ Declaration and only after the Event of Default with respect to the Series __ Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Series __ Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Series __ Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee with respect to the Series __ Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.07 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Series __ Debentures shall be due and payable; provided that, where a consent or action under the Indenture would require the consent or act of a Super Majority of holders of Series __ Debentures affected thereby the Institutional Trustee may only give such consent or take such action at the written direction of the holders of at least the proportion in liquidation amount of the Series __ Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Series __ Debentures outstanding; and provided further, that where a consent or action under the Indenture would require the consent or action of each holder of Series __ Debentures, each Holder of Series __ Preferred Securities must direct the Institutional Trustee to give such consent or take such action. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Series __ Preferred Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the

Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Series __ Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of a nationally-recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Series __ Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Series __ Declaration, any Holder of Series __ Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Series __ Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

     Any approval or direction of Holders of Series __ Common Securities may be given at a separate meeting of Holders of Series __ Common Securities convened for such purpose, at a meeting of all of the Holders of Series __ Securities in the Series __ Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Series __ Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Series __ Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Series __ Common Securities will be required for the Series __ Trust to redeem and cancel Series __ Common Securities or to distribute the Series __ Debentures in accordance with the Series __ Declaration and the terms of the Series __ Securities.

     7. Amendments to Series __ Declaration and Indenture.

     (a) In addition to any requirements under Section 12.1 of the Series __ Declaration, if any proposed amendment to the Series __ Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Series
__ Securities, whether by way of amendment to the Series __ Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Series __ Trust, other than as described in Section 8.1 of the Series __ Declaration, then the Holders of outstanding Series __ Securities voting together as a single class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Series __ Securities affected thereby, provided, that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Series __ Preferred Securities or only the Series __ Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Series __ Securities.

     (b) In the event the consent of the Institutional Trustee, as the holder of the Series __ Debentures, is required under the Indenture with respect to any amendment, modification or termination on the Indenture, the Institutional Trustee shall request the written direction of the Holders of the Series __ Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Series __ Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Series __ Securities which the relevant Super Majority represents of the aggregate principal amount of the Series __ Debentures outstanding; provided, that where a consent or action under the Indenture is only effective against each holder of Series __ Debentures who has consented thereto, such consent or action will only be effective against a holder of Series __ Preferred Securities who directs the Institutional Trustee to give such consent or take such action; and provided further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Series __ Securities under this
Section 7(b) unless the Institutional Trustee has obtained an opinion of a nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Series __ Trust will not be classified as other than a grantor trust on account of such action.

     (c) Notwithstanding the foregoing, no amendment or modification may be made to the Series __ Declaration if such amendment or modification would (i) cause the Series __ Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee or (iii) cause the Series __ Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

     8. Pro Rata.

     A reference in these terms of the Series __ Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate stated liquidation amount of the Series __ Securities held by the relevant Holder in relation to the aggregate stated liquidation amount of all Series __ Securities outstanding unless, in relation to a payment, an Event of Default under the Series __ Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Series __ Preferred Securities pro rata according to the aggregate stated liquidation amount of Series __ Preferred Securities held by the relevant Holder relative to the aggregate stated liquidation amount of all Series __ Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Series __ Preferred Securities, to each Holder of Series __ Common Securities pro rata according to the aggregate stated liquidation amount of Series __ Common Securities held by the relevant Holder relative to the aggregate stated liquidation amount of all Series __ Common Securities outstanding.

     9. Ranking.

     The Series __ Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Series __ Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Series __ Common Securities to receive payment of periodic Distributions and payments upon liquidation, redemption and otherwise will be subordinated to the rights of the Holders of the Series __ Preferred Securities.

     10. Listing.

     The Regular Trustees shall use their best efforts to cause the Series __ Preferred Securities to be listed for quotation on the NYSE.

     11. Acceptance of Series __ Securities Guarantee and Indenture.

     Each Holder of Series __ Preferred Securities and Series __ Common Securities, by the acceptance thereof, agrees to the provisions of the Series
__ Series __ Preferred Securities Guarantee and the Series __ Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.

     12. No Preemptive Rights.

     The Holders shall have no preemptive rights to subscribe for any additional securities.

     13. Miscellaneous.

     These terms constitute a part of the Series __ Declaration.

     The Sponsor will provide a copy of the Series __ Declaration, the Series
__ Series __ Preferred Securities Guarantee or the Series __ Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                  EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE


Certificate Number  _____                 Number of Preferred Securities  _____

CUSIP NO. _____

                  Certificate Evidencing Preferred Securities

                                       of

                        GENERAL MOTORS CAPITAL TRUST __

      ___% Trust Originated Preferred Securities(SM), Series __ ("TOPrS(SM)")
                (liquidation amount $25 per Preferred Security)

     GENERAL MOTORS CAPITAL TRUST __, a statutory business trust formed under the laws of the State of Delaware (the "Series __ Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of preferred securities of the Series __ Trust representing undivided beneficial ownership interests in the assets of the Series __ Trust, designated the ___% Trust Originated Preferred Securities(SM), Series __ (liquidation amount $25 per Preferred Security) (the "Series __ Preferred Securities"). The Series __ Preferred Securities are transferable on the books and records of the Series __ Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series __ Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Series __ Trust dated as of _____________________, 1997, as the same may be amended from time to time (the "Series __ Declaration"), including the designation of the terms of the Series __ Preferred Securities as set forth in Annex I to the Series __ Declaration. Capitalized terms used herein but not defined shall have the meanings given them in the Series __ Declaration. The Holder is entitled to the benefits of the Series __ Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Series __ Declaration, the Series __ Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Series __ Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Series __ Declaration and is entitled to the benefits thereunder. In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Series __ Debentures, including that the Series __ Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness and Other Financial Obligations (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Series __ Preferred Securities Guarantee, including that the Series __ Preferred Securities Guarantee is subordinate and junior in right of payment to all other liabilities of the Sponsor, including the Series __ Debentures, except those made pari passu or subordinate by their terms, and pari passu with the most senior preferred or preference stock now or hereafter issued by the Sponsor and with any guarantee now or hereafter entered into by the Sponsor in respect of any preferred or preference stock of any Affiliate of the Sponsor.

     By accepting this certificate, the Holder agrees to treat, for United States federal income tax purposes, the Series __ Debentures as indebtedness and the Series __ Preferred Securities as evidence of indirect beneficial ownership in the Series __ Debentures.

     Unless the Authenticating Agent's Certificate of Authentication hereon has been properly executed, these Series __ Preferred Securities shall not be entitled to any benefit under the Series __ Declaration or be valid or obligatory for any purpose.

____________________

(SM)"Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

     IN WITNESS WHEREOF, the Series __ Trust has caused this certificate to be signed by its duly authorized Regular Trustees.

                              GENERAL MOTORS CAPITAL TRUST __


                              By:
                                 ----------------------------
                              Name:
                              Title: Regular Trustee

                              By:
                                 ----------------------------
                              Name:
                              Title: Regular Trustee

                              By:
                                 ----------------------------
                              Name:
                              Title: Regular Trustee


                         CERTIFICATE OF AUTHENTICATION

This is one of the Series __ Preferred Securities referred to in the within-mentioned Series __ Declaration.

Dated  _____________, ________

                                           -------------------------- ,
                                           as Authenticating Agent


                                           By:
                                              -----------------------
                                                Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]


     Distributions payable on each Series __ Preferred Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Series __ Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Series __ Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed. In addition, Holders will be entitled to an additional cash distribution at the rate of ____% per annum of the stated liquidation amount from April 1, 1997 through
_________________________, 1997 (the expiration date of the Series __ Offer, the "Expiration Date") in lieu of dividends accumulating and unpaid from April 1, 1997 on Series __ __% Depositary Shares accepted for exchange in the Series __ Offer, such additional distributions to be made on August 1, 1997 to Holders of record on the record date for such distribution ("Pre-Issuance Interest"). Payment of such additional cash distribution may not be deferred as provided in the succeeding paragraph.

     Except as otherwise described below, Distributions on the Series __ Preferred Securities will be cumulative, will accrue from ____________________, 1997, the first date following the Expiration Date, and, except as otherwise described below, will be payable quarterly on February 1, May 1, August 1 and November 1 of each year, commencing on August 1, 1997, to Holders of record on the relevant record dates, which in each case will be the 15th day of the month immediately preceding the month which includes the relevant distribution date. The record dates and distribution dates shall be the same as the record dates and payment dates on the Series __ Debentures. With the exception of Pre-Issuance Interest, so long as the Series __ Debenture Issuer shall not be in default in the payment of interest on the Series __ Debentures, the Series __ Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Series __ Debentures for a period not exceeding 20 consecutive quarters (each an "Series __ Extension Period"), provided that no Series __ Extension Period shall last beyond Series __ Stated Maturity. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Series __ Extension Period. Prior to the termination of any such Series __ Extension Period, the Series __ Debenture Issuer may further extend such Series __ Extension Period; provided that such Series __ Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the Series __ Stated Maturity. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Series __ Trust on the first record date after the end of the Series __ Extension Period. Upon the termination of any Series __ Extension Period and the payment of all amounts then due, the Series __ Debenture Issuer may commence a new Series __ Extension Period, subject to the above requirements.

     The Series __ Preferred Securities shall be redeemable as provided in the Series __ Declaration.

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned assigns and transfers this Series __ Preferred Security Certificate to:

        (Insert assignee's social security or tax identification number)

                   (Insert address and zip code of assignee)

     and irrevocably appoints ________________________________________________

     to transfer this Series __ Preferred Security Certificate on the books of the Series __ Trust. The agent may substitute another to act for him or her.

                              Date:
                                   -------------------------
                              Signature:
                                        --------------------
                              (Sign exactly as your name appears on the other side of this Series __ Preferred Security Certificate)

                              (Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Series __ Securities Exchange Act of 1934, as amended.)

                                  EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE

Certificate Number __________            Number of Common Securities __________

                    Certificate Evidencing Common Securities

                                       of

                        GENERAL MOTORS CAPITAL TRUST __

               ___% Trust Originated Common Securities, Series __
                  (liquidation amount $25 per Common Security)

     GENERAL MOTORS CAPITAL TRUST __, a statutory business trust formed under the laws of the State of Delaware (the "Series __ Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of common securities of the Series __ Trust representing undivided beneficial ownership interests in the assets of the Series __ Trust, designated the ___% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Series __ Common Securities"). The Series __ Common Securities are transferable on the books and records of the Series __ Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series __ Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Series __ Trust dated as of ___________________________ , 1997, as the same may be amended from time to time (the "Series __ Declaration"), including the designation of the terms of the Series __ Common Securities as set forth in Annex I to the Series __ Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Series __ Declaration. The Holder is entitled to the benefits of the Series __ Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Series __ Declaration, the Series __ Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Upon receipt of this certificate, the Sponsor is bound by the Series __ Declaration and is entitled to the benefits thereunder. In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Series __ Debentures, including that the Series __ Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness and Other Financial Obligations (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Series __ Preferred Securities Guarantee, including that the Series __ Preferred Securities Guarantee is subordinate and junior in right of payment to all other liabilities of the Sponsor, including the Series __ Debentures, except those made pari passu or subordinate by their terms, and pari passu with the most senior preferred or preference stock now or hereafter issued by the Sponsor and with any guarantee now or hereafter entered into by the Sponsor in respect of any preferred or preference stock of any Affiliate of the Sponsor.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Series __ Debentures as indebtedness and the Series __ Common Securities as evidence of indirect beneficial ownership in the Series __ Debentures.

     Unless the Authenticating Agent's Certificate of Authentication hereon has been properly executed, these Series __ Common Securities shall not be entitled to any benefit under the Series __ Declaration or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Series __ Trust has caused this certificate to be signed by its duly authorized Regular Trustees.

                                                GENERAL MOTORS CAPITAL TRUST __


                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:  Regular Trustee


                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:  Regular Trustee


                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:  Regular Trustee




                         CERTIFICATE OF AUTHENTICATION

     This is one of the Series __ Common Securities referred to in the within-mentioned Series __ Declaration.

     Dated  _____________, ________

                                                                          ,
                                           -------------------------------
                                           as Authenticating Agent



                                           By:
                                               ---------------------------
                                                  Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]


     Distributions payable on each Series __ Common Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Series __ Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Series __ Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

     Except as otherwise described below, distributions on the Series __ Common Securities will be cumulative, will accrue from ____________________________
, 1997, the first date following the expiration date of the Series __ Offer, and, except as otherwise described below, will be payable quarterly on February 1, May 1, August 1 and November 1 of each year, commencing on August 1,1997, to Holders of record on relevant record dates, which in each case will be the 15th day of the month immediately preceding the month which includes the relevant distribution date. The record dates and distribution dates shall be the same as the record and payment dates on the Series __ Debentures. So long as the Series __ Debenture Issuer shall not be in default in the payment of interest on the Series __ Debentures, the Series __ Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Series __ Debentures for a period not exceeding 20 consecutive quarters (each an "Series __ Extension Period"), provided that no Series __ Extension Period shall last beyond the Series __ Stated Maturity. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Series __ Extension Period. Prior to the termination of any such Series __ Extension Period, the Series __ Debenture Issuer may further extend such Series __ Extension Period; provided that such Series __ Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the Series __ Stated Maturity. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Series __ Trust on the first record date after the end of the Series __ Extension Period. Upon the termination of any Series __ Extension Period and the payment of all amounts then due, the Series __ Debenture Issuer may commence a new Series __ Extension Period, subject to the above requirements.

     The Series __ Common Securities shall be redeemable as provided in the Series __ Declaration.

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned assigns and transfers this Series __ Common Security Certificate to:

        (Insert assignee's social security or tax identification number)

                   (Insert address and zip code of assignee)


     and irrevocably appoints ___________________________ this Series __ Common Security Certificate on the books of the Series __ Trust. The agent may substitute another to act for him or her.


                              Date:
                                    ---------------------------

                              Signature:
                                        -----------------------
                              (Sign exactly as your name appears on the other side of this Series __ Common Security Certificate)

                              (Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Series __ Securities Exchange Act of 1934, as amended.)